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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 6, 2005 (MAY 2, 2005)


                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


           LOUISIANA                        0-23383              72-1395273
(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
       of incorporation)                                     Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

         On May 2, 2005, OMNI Energy Services Corp. ("OMNI"), American Helicopters Inc., OMNI Energy Services Corp.-Mexico, Trussco, Inc., and Trussco Properties, LLC entered into a Second Amendment to Forbearance Agreement with Beal Bank, SSB ("Beal"), which was effective April 26, 2005, to extend the maturity date of its bridge loan with Beal from April 15, 2005 to May 31, 2005. There were no other changes to the bridge loan agreement. OMNI did not incur any penalties in connection with the renegotiation of the maturity date.

         The Agreement is attached as Exhibit 10.1 hereto and is hereby incorporated by reference.

         On May 2, 2005, OMNI issued a press release regarding the Agreement. The press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

Item 9.01.   Financial Statements and Exhibits.

             (c)   Exhibits

                   10.1 Second Amendment to Forbearance Agreement dated May 2, 2005 by and among OMNI Energy Services Corp., American Helicopters Inc., OMNI Energy Services Corp.-Mexico, Trussco, Inc., and Trussco Properties, LLC and Beal Bank, SSB

                   99.1       Press Release dated May 2, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OMNI ENERGY SERVICES CORP.
Dated:  May 6, 2005

                                           By:        /s/ G. Darcy Klug
                                              ----------------------------------
                                                        G. Darcy Klug
                                                    Executive Vice President